OFFICE SUBLEASE AND SERVICES AGREEMENT

This Office Sublease and Services Agreement ("Agreement") is made between CROWNE OFFICE SUITES, INC. @ Peachtree Center ("COS") and Winsonic Digital Media Group, Ltd. ("Client"). The beginning date of this Agreement is December 22, 2004. If the beginning date is not the first day of the month, then the Contract Charges, as defined herein, will be pro-rated for the initial, partial month, but the Agreement term will be calculated from the first day of the following month. This Agreement is for a term of six (6) months (hereinafter referred to as the term). The initial term ends on June 30, 2005.

Office Package

1. Use of Office Space. During the term of this Agreement, Client may have the exclusive use of the office #407, 419, 444 & 427 ("the Office") located at 235 Peachtree St Suite 400, Atlanta, GA 30303. Office #407, 419, 444 & 427 is shown on the floor plan attached hereto as Exhibit A. COS may move Client to another office of similar size and with similar amenities, but COS will give Client thirty (30) days advance notice, and will pay all reasonable and necessary costs of the move. Client accepts the Office in its "as is" condition and Client acknowledges that no representations with respect to the condition thereof have been made by COS.

Monthly Charges

2. "Contract Charges". Client will pay to COS $4,490.00 per month as "Contract Charges" which include Office Rental, Furniture Rental and Telecommunications services as indicated below. The Contract Charges are payable monthly, in advance, and are due on the first day of the month without notice. If the Contract Charges are not paid by the 10th of the month, Client will pay a late fee of $50.00. Accepting a late payment of Contract Charges will not waive COS's right to declare a default the next time Contract Charges are late. If Contract Charges are not received by the 20th of the month, COS has the right to discontinue Telecommunications services without further notice and a reinstallation fee of $150.00 must be paid by Client. The Contract Charges include:

Office Rental:		$ 4,235.00
Furniture Rental:		$ Included
Telecommunications:		
6	Voice Lines w/ hunt/rollover	$ Included
1	Fax Lines	$ 55.00
6	Telephone Instruments	$ Included
6	Voice Mail Boxes	$ Included
6	Internet Access	$ 200.00
MONTHLY CONTRACT CHARGES:		$ 4,490.00

Concurrently with the execution this Agreement, Client will pay to COS the following fees:

Telecommunication Installation:	$ 585.00
Security Deposit:	$ 4,490.00
Subtotal:	$ 5,075.00

TOTAL AMOUNT DUE UPON EXECUTION $9,565.00

3. Security Deposit. Client has deposited with COS as security for the performance by Client of the terms of this Agreement a security deposit in the amount of $4,490.00. COS may use, apply or retain (without liability for interest) during the term, the whole or any part of the security deposit to the extent required for the payment of any Contract Charges or other sums as to which Client maybe in default hereunder or for any sums which COS may extend or any damage COS may suffer by reason of Client's default of this Agreement, including but not limited to, any damage incurred to the Office. Client acknowledges and agrees that COS may commingle the security deposit with COS's own funds without payment of any interest thereon and Client hereby waives the benefit of any law or governmental regulation requiring such security deposit to be held in escrow or in trust by COS. In the event Client shall fully and faithfully comply with all the terms, conditions, provisions and covenants of this Agreement, the security deposit will be returned to Client within 60 days after the expiration or earlier termination of this Agreement and after delivery of the Office to COS in accordance with the terms hereof.

4. Variable Charges. Variable Charges to Client for additional services, as posted from time to time, will be billed monthly and are payable on or before the 1st day of the following month. If the payment is not received by COS by the 10th of each month, Client will pay a late charge of 5% per month on Variable Charges. Accepting a late payment of Variable Charges will not waive COS's right to declare a default the next time that payment is late. Variable Charges include, but are not limited to long distance charges, IT services, secretarial services, copies, faxes and mail services.

5. Included Services. Subject to events beyond COS's control, COS will provide the following services to Client as part of the Office Rental referred to in paragraph 2:

Weekdays from 8:30 AM to 5:00 PM – except Holidays recognized under Georgia law:

a. Lobby receptionist
b. Telephone answering and 100 message units per month
c. Conference room and day office use (as scheduling permits)
d. Incoming mail and package handling
e. Daily janitorial services and all utilities
f. Complimentary Coffee

Available 24 hours a day – seven days a week:

g. Common reception area;
h. Kitchen facilities including refrigerator, microwave, vending soft drink and snack machines

Telecommunications Service Package

6. COS will make available to Client, a Telecommunications Services package which may consist of some combination of telephone numbers, lines, optional features such as call forwarding, conference calling, etc., voice mail, long distance, 800-service, calling cards, directory listing, and high-speed internet access. All components of the Telecommunications Services package including any telephone numbers used by Client will remain at all times the property of COS and Client will acquire no rights in the components beyond the termination or earlier expiration of this Agreement. In the event that any toll fraud is traceable to telecommunications services used by Client, Client will reimburse COS for all charges associated with the toll fraud. This may include, but is not limited to, unauthorized use of calling cards or telephone lines. COS clients who own a business telephone number are responsible for that telephone number, for forwarding and unforwarding of said number and for all advertising and directory listing of said number as it is the property of the client and not the responsibility of COS. COS provides only an internet protocol (IP) address or addresses, proper wiring to your internet jack or jacks to facilitate your access. COS does not provide firewall protection and each user is responsible for their own system software in setting up any predetermined or

subsequent user need for firewall protection. All changes to services must be arranged through COS and any moves, adds or changes to a current telephone number are subject to an administrative fee of $35.00 per change. Client agrees to hold COS harmless for any telecommunication services that is disrupted through no fault of COS. Client must notify COS in writing, at least ten days prior to placing any type of classified ads or taking any other action outside the normal course of Client's business which will result in increased phone calls and select one of the following payments options (failure of Client to select one of the payment options in writing will result in the first option being implemented and the Client being charged according to that option):

(1) Automated Answering: This includes the assignment of a specific telephone number to be used exclusively per action or per ad, which is forwarded to a voice mailbox. The fee for this service is $75.00 per ad, plus a $35.00 installation fee. Every time the ad renews an additional $75.00 charge will be due. Client will provide to COS in writing the term of each ad and any renewal provisions.

OR

(2) Personal answering: Includes a person to answer each call with a written scripted support provided and drafted by Client. The fee for this service is $200.00 per day.

Furniture and Office Equipment Package

7. All furniture and office equipment supplied to Client for its exclusive use will be returned to COS at the expiration or earlier termination of this Agreement in the same condition as first delivered to Client, normal wear and tear excepted. If any repairs become necessary, COS will cause the repairs to be made and, if repairs are necessitated by Client's or Client's representative's, agent's, employee's, invitee's, guest's or licensee's misuse, abuse or negligence, the repair charges will be billed to Client's account. Client is not authorized to order any repairs or to make any repairs itself.

Miscellaneous Restrictions Affecting Client

8. Use of Office. Client will use its Office exclusively for general office use. Client will not store or use anything which may create a fire or theft hazard, cause noise, create a smell, use abnormal amounts of electricity, create a nuisance, cause an increase in COS's insurance premiums or cancellation of its insurance or offend COS or other clients of COS. Client will not bring any animals into the Office. If the Client uses an impact or dot matrix printer, it will keep its office door closed during use. No smoking is allowed. Other than a personal computer, desktop printer, facsimile machine or small desktop appliances, Client will not bring any office equipment into the Office without written permission from COS.

9. Competing Services. Client will not sell or provide any goods or perform any services within the Office in competition with any of the services which COS provides under this Agreement, including, but not limited to secretarial and copying services, which are available at an additional cost to Client.

10. Alterations. Client will not make any alterations or modifications to its Office unless it obtains prior written approval from COS. Approval may be conditioned on (a) an agreement that improvements will remain the property of COS, even at the expiration or earlier termination of the Agreement; (b) Client making a deposit; (c) an agreement by Client that it will return the Office to its original condition when it vacates; or (d) some combination of these.

11. Sublease. Client may not sublease, assign or encumber this Agreement or the Office, furniture or telecommunications system used by it, unless Client receives written permission from COS.

12. Proselytizing COS's Employees. Client agrees that it will not for a period of one year after the expiration or earlier termination of this Agreement, solicit for employment or assist any other person or entity in employing or soliciting for employment any employee of COS with whom Client had substantial contact in the twelve months prior to the termination or earlier expiration of this Agreement.

Claims Against COS

13. Property Damage. COS is not liable for any damage to personal property owned by Client, its guests, customers, clients, invitees or visitors, unless the damage is caused by COS's own negligence, or that of its employees. **UNDER NO CIRCUMSTANCES IS COS LIABLE TO CLIENT FOR ANY PUNITIVE, CONSEQUENTIAL OR INCIDENTAL DAMAGES.**

14. Personal Injury. COS is not liable for personal injury suffered by Client, its guests, customers, clients, invitees or visitors, unless said personal injury is caused by COS's own negligence, or that of its employees. **UNDER NO CIRCUMSTANCES IS COS LIABLE TO CLIENT FOR ANY PUNITIVE, CONSEQUENTIAL OR INCIDENTAL DAMAGES.**

15. Conversion. If Client abandons the Office and leaves behind any personal property, files, or anything else, that property will be considered abandoned by Client. If Client defaults in the payment of sums due to COS, and COS changes the locks, removes Client's property, or otherwise denies access to Client, COS will not be guilty of conversion.

16. Indemnity. Client, during the term hereof and any period in which Client occupies or uses the Office, shall indemnify and save harmless COS and its agents, servants and employees from and against any and all claims and demands whether for injuries to persons or loss of life, or damage to property, (i) related to or arising in any matter whatsoever out of the condition of the Office or use or occupancy of the Office by Client, (ii) occurring in, to or about the Office or any part thereof, or in or about the common areas, including but not limited to, hallways, elevators, stairwells and parking lots in the Building, (iii) occasioned wholly or part by any act or omission of Client or Client's agents, contractors, employees, servants, concessionaires, invitees, licensees and customers or (iv) arising from Client's failure to comply with this Agreement or any laws, statutes, ordinances, codes or regulations. In the event COS shall be made a party to any litigation commenced by or against Client then Client shall defend and hold COS harmless and shall pay all costs, expenses and attorneys fees incurred or paid by COS in connection with such litigation.

17. Waiver. If COS allows any breach or variance of the terms in this Agreement, that will not constitute a waiver of its rights. No matter how many times COS allows the default or variance, or a variety of defaults or variances by Client or others, it may still, without advance notice, require strict adherence to this Agreement or prohibit future breaches or variances. Nothing will change the terms of the Agreement, or extend it, or add to it, unless in writing and signed by COS and Client.

Expiration of Office Services Agreement

18. Renewal. Each term of this Agreement will continue to automatically renew for successive terms, based on the same provisions and conditions stated herein with the exception that the monthly Contract Charges will increase by five percent (5%) over the rate of the previous term's monthly Contract Charges. Notwithstanding the previous sentence, this Agreement will not automatically renew at the end of the initial term or any successive term, if prior to sixty (60) days before the expiration of the initial term or any successive term, either party has given the other written notice of its intent not to renew.

19. Vacating. At the expiration or earlier termination of this Agreement, Client will promptly vacate the Office in the same condition as when first occupied by Client, normal wear and tear excepted, turn in its keys, and provide COS with a forwarding address and telephone number.

Default

20. Events of Default. The following are Events of Default:

a. Contract Charges being past due;
b. Variable Charges being past due;
c. Breach of any other term of this Agreement, but only if COS gives Client written notice of the breach, and Client fails to cure the breach within fifteen (15) days of delivery of the written notice.

21. Remedies. Upon an Event of Default, COS may choose any or all of the following remedies:

a. Terminate the Agreement;
b. Accelerate the Contract Charges reasonably discounted to present value, and demand all sums due immediately;
c. Take possession of all property in Client's Office or stored by Client in the Office and store it, at Client's expense, until taken in full or partial satisfaction of any lien or judgment;
d. Deny access to the Office by Client and deny use of any of the services; and
e. Any other remedies allowed by law.

22. Additional Charges Upon Default. Upon an Event of Default, Client will be liable for the following additional charges:

a. If any Contract or Variable Charges or any other amount owing hereunder are collected by or through an attorney, Client agrees to pay 15% thereof as attorney's fees, or actual reasonable attorney's fee incurred by COS, whichever is greater;
b. Time spent by any of COS's officers in efforts to collect unpaid charges, at the rate of $150.00 per hour;
c. Interest on unpaid sums at 18% per annum;
d. Any other costs incurred by COS as a result of the Event of Default.

23. Other Consequences of Default. Upon an Event of Default, COS may immediately cease providing Client with any or all services, including telecommunications services. If COS is able to move an existing client with less expensive office space into the Office(s) of the Client, then the Client will remain liable for the less expensive space until the expiration of this Agreement, but will not be liable for the rate here contracted.

Miscellaneous Provisions

24. COS's Agents. The only people who have authority to act for COS, and to bind COS, are Herbert H. Rudd, Bonnie Rudd, Julie Gudger and Kevin Rowell. Until and unless written notice is received from one of the above, no one else has any authority to act on behalf of COS.

25. Notices. Notice to the Client must be given at the address of the Office used by Client. Notice to COS must be given at 3355 Lenox Road, Suite 750, Atlanta, Georgia 30326. Any Notice required or permitted by this Agreement must be in writing and delivered by hand delivery or by certified mail to the recipient.

26. Ambiguities. Client has had an opportunity to read this Agreement and ask questions. If Client later asserts any ambiguities in the Agreement, those ambiguities will be interpreted in favor of COS.

27. Returned Check. If a check is returned for any reason at all, Client will pay an additional charge of $50.00 per returned check. If a check is returned, then, for the purposes of calculating late charges or events of default, it will be as if payment represented by the check had never been made.

28. Mail Handling after Contract Expiration. At the expiration or earlier termination of this Agreement, it is Client's responsibility to notify all persons of its new address. Mail will be forwarded by COS for a period of thirty (30) days, as long as Client has notified COS in writing of its new address. Client will pay all expenses of mail forwarding. Thereafter, unless there is a written agreement to the contrary, mail will be returned to sender.

29. Client acknowledges and understands that the rights and interest that COS has in the Office arise out of a written lease agreement between COS and its landlord (hereinafter referred to as the "Prime Lease"). As a result, Client is bound by the rights and obligations of COS under the Prime Lease, and is charged with every fact affecting the rights and obligations of COS under the Prime Lease. If the Prime Lease is terminated, this Agreement shall terminate simultaneously.

30. Client shall not use, store or dispose of, or permit the use, storage or disposal upon the Office of any hazardous, toxic or flammable materials, contaminants, oil, radio active or other material, removal of which is required or the maintenance of which is prohibited, regulated or penalized by any local, state or federal agency, authority, or governmental unit.

31. Client agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Client's occupancy and use of the Office.

32. If any part of this Agreement is construed by a court having jurisdiction as unenforceable, the remaining parts of the Agreement shall be in full force and effect as though any such unenforceable part or parts were not written into this Agreement.

ALL PARTIES HAVE READ THE ABOVE PAGES AND AGREE TO ALL TERMS AND PROVISONS

CROWNE OFFICE SUITES, INC. @ PEACHTREE CENTER Date 12.28.04

By __________ Title VP

CLIENT: __________ Date 12-28-04

By Chairman/CEO

OFFICE SUBLEASE AND SERVICES AGREEMENT

This Office Sublease and Services Agreement ("Agreement") is made between **CROWNE OFFICE SUITES, INC. @ Peachtree Center** ("COS") and Winsonic Digital Media Group, Ltd. ("Client"). The beginning date of this Agreement is January 6, 2005. If the beginning date is not the first day of the month, then the Contract Charges, as defined herein, will be pro-rated for the initial, partial month, but the Agreement term will be calculated from the first day of the following month. This Agreement is for a term of five (5) months (hereinafter referred to as the term). The initial term ends on July 31, 2005.

Office Package

1. Use of Office Space. During the term of this Agreement, Client may have the exclusive use of the office #418 ("the Office") located at 235 Peachtree St Suite 400, Atlanta, GA 30303. Office #418 is shown on the floor plan attached hereto as Exhibit A. COS may move Client to another office of similar size and with similar amenities, but COS will give Client thirty (30) days advance notice, and will pay all reasonable and necessary costs of the move. Client accepts the Office in its "as is" condition and Client acknowledges that no representations with respect to the condition thereof have been made by COS.

Monthly Charges

2. "Contract Charges". Client will pay to COS $700.00 per month as "Contract Charges" which include Office Rental, Furniture Rental and Telecommunications services as indicated below. The Contract Charges are payable monthly, in advance, and are due on the first day of the month without notice. If the Contract Charges are not paid by the 10th of the month, Client will pay a late fee of $50.00. Accepting a late payment of Contract Charges will not waive COS's right to declare a default the next time Contract Charges are late. If Contract Charges are not received by the 20th of the month, COS has the right to discontinue Telecommunications services without further notice and a reinstallation fee of $150.00 must be paid by Client. The Contract Charges include:

Office Rental:		**$ 700.00**
Furniture Rental:		**$ Included**
Telecommunications:		
1	**Voice Lines w/ hunt/rollover**	**$ Included**
1	**Telephone Instruments**	**$ Included**
1	**Voice Mail Boxes**	**$ Included**
1	**Internet Access**	**$ Included**
MONTHLY CONTRACT CHARGES:		**$ 700.00**

Concurrently with the execution this Agreement, Client will pay to COS the following fees:

Telecommunication Installation:	$ 75.00
Security Deposit:	$ 700.00
Subtotal:	$ 775.00

TOTAL AMOUNT DUE UPON EXECUTION $1,475.00

3. Security Deposit. Client has deposited with COS as security for the performance by Client of the terms of this Agreement a security deposit in the amount of $700.00. COS may use, apply or retain (without liability for interest) during the term, the whole or any part of the security deposit to the extent required for the payment of any Contract Charges or other sums as to which Client maybe in default hereunder or for any sums which COS may extend or any damage COS may suffer by reason of Client's default of this Agreement, including but not limited to, any damage incurred to the Office. Client acknowledges and agrees that COS may commingle the security deposit with COS's own funds without payment of any interest thereon and Client hereby waives the benefit of any law or governmental regulation requiring such security deposit to be held in escrow or in trust by COS. In the event Client shall fully and faithfully comply with all the terms, conditions, provisions and covenants of this Agreement, the security deposit will be returned to Client within 60 days after the expiration or earlier termination of this Agreement and after delivery of the Office to COS in accordance with the terms hereof.

4. Variable Charges. Variable Charges to Client for additional services, as posted from time to time, will be billed monthly and are payable on or before the 1st day of the following month. If the payment is not received by COS by the 10th of each month, Client will pay a late charge of 5% per month on Variable Charges. Accepting a late payment of Variable Charges will not waive COS's right to declare a default the next time that payment is late. Variable Charges include, but are not limited to long distance charges, IT services, secretarial services, copies, faxes and mail services.

5. Included Services. Subject to events beyond COS's control, COS will provide the following services to Client as part of the Office Rental referred to in paragraph 2:

Weekdays from 8:30 AM to 5:00 PM - except Holidays recognized under Georgia law:

a. Lobby receptionist
b. Telephone answering and 100 message units per month
c. Conference room and day office use (as scheduling permits)
d. Incoming mail and package handling
e. Daily janitorial services and all utilities
f. Complimentary Coffee

Available 24 hours a day - seven days a week:

g. Common reception area;
h. Kitchen facilities including refrigerator, microwave, vending soft drink and snack machines

Telecommunications Service Package

6. COS will make available to Client, a Telecommunications Services package which may consist of some combination of telephone numbers, lines, optional features such as call forwarding, conference calling, etc., voice mail, long distance, 800-service, calling cards, directory listing, and high-speed internet access. All components of the Telecommunications Services package including any telephone numbers used by Client will remain at all times the property of COS and Client will acquire no rights in the components beyond the termination or earlier expiration of this Agreement. In the event that any toll fraud is traceable to telecommunications services used by Client, Client will reimburse COS for all charges associated with the toll fraud. This may include, but is not limited to, unauthorized use of calling cards or telephone lines. COS clients who own a business telephone number are responsible for that telephone number, for forwarding and unforwarding of said number and for all advertising and directory listing of said number as it is the property of the client and not the responsibility of COS. COS provides only an internet protocol (IP) address or addresses, proper wiring to your internet jack or jacks to facilitate your access. COS does not provide firewall protection and each user is responsible for their own system software in setting up any predetermined or

subsequent user need for firewall protection. All changes to services must be arranged through COS and any moves, adds or changes to a current telephone number are subject to an administrative fee of $35.00 per change. Client agrees to hold COS harmless for any telecommunication services that is disrupted through no fault of COS. Client must notify COS in writing, at least ten days prior to placing any type of classified ads or taking any other action outside the normal course of Client's business which will result in increased phone calls and select one of the following payments options (failure of Client to select one of the payment options in writing will result in the first option being implemented and the Client being charged according to that option):

(1) Automated Answering: This includes the assignment of a specific telephone number to be used exclusively per action or per ad, which is forwarded to a voice mailbox. The fee for this service is $75.00 per ad, plus a $35.00 installation fee. Every time the ad renews an additional $75.00 charge will be due. Client will provide to COS in writing the term of each ad and any renewal provisions.

OR

(2) Personal answering: Includes a person to answer each call with a written scripted support provided and drafted by Client. The fee for this service is $200.00 per day.

Furniture and Office Equipment Package

7. All furniture and office equipment supplied to Client for its exclusive use will be returned to COS at the expiration or earlier termination of this Agreement in the same condition as first delivered to Client, normal wear and tear excepted. If any repairs become necessary, COS will cause the repairs to be made and, if repairs are necessitated by Client's or Client's representative's, agent's, employee's, invitee's, guest's or licensee's misuse, abuse or negligence, the repair charges will be billed to Client's account. Client is not authorized to order any repairs or to make any repairs itself.

Miscellaneous Restrictions Affecting Client

8. Use of Office. Client will use its Office exclusively for general office use. Client will not store or use anything which may create a fire or theft hazard, cause noise, create a smell, use abnormal amounts of electricity, create a nuisance, cause an increase in COS's insurance premiums or cancellation of its insurance or offend COS or other clients of COS. Client will not bring any animals into the Office. If the Client uses an impact or dot matrix printer, it will keep its office door closed during use. No smoking is allowed. Other than a personal computer, desktop printer, facsimile machine or small desktop appliances, Client will not bring any office equipment into the Office without written permission from COS.

9. Competing Services. Client will not sell or provide any goods or perform any services within the Office in competition with any of the services which COS provides under this Agreement, including, but not limited to secretarial and copying services, which are available at an additional cost to Client.

10. Alterations. Client will not make any alterations or modifications to its Office unless it obtains prior written approval from COS. Approval may be conditioned on (a) an agreement that improvements will remain the property of COS, even at the expiration or earlier termination of the Agreement; (b) Client making a deposit; (c) an agreement by Client that it will return the Office to its original condition when it vacates; or (d) some combination of these.

11. Sublease. Client may not sublease, assign or encumber this Agreement or the Office, furniture or telecommunications system used by it, unless Client receives written permission from COS.

12. Proselytizing COS's Employees. Client agrees that it will not for a period of one year after the expiration or earlier termination of this Agreement, solicit for employment or assist any other person or entity in employing or soliciting for employment any employee of COS with whom Client had substantial contact in the twelve months prior to the termination or earlier expiration of this Agreement.

Claims Against COS

13. Property Damage. COS is not liable for any damage to personal property owned by Client, its guests, customers, clients, invitees or visitors, unless the damage is caused by COS's own negligence, or that of its employees. **UNDER NO CIRCUMSTANCES IS COS LIABLE TO CLIENT FOR ANY PUNITIVE, CONSEQUENTIAL OR INCIDENTAL DAMAGES.**

14. Personal Injury. COS is not liable for personal injury suffered by Client, its guests, customers, clients, invitees or visitors, unless said personal injury is caused by COS's own negligence, or that of its employees. **UNDER NO CIRCUMSTANCES IS COS LIABLE TO CLIENT FOR ANY PUNITIVE, CONSEQUENTIAL OR INCIDENTAL DAMAGES.**

15. Conversion. If Client abandons the Office and leaves behind any personal property, files, or anything else, that property will be considered abandoned by Client. If Client defaults in the payment of sums due to COS, and COS changes the locks, removes Client's property, or otherwise denies access to Client, COS will not be guilty of conversion.

16. Indemnity. Client, during the term hereof and any period in which Client occupies or uses the Office, shall indemnify and save harmless COS and its agents, servants and employees from and against any and all claims and demands whether for injuries to persons or loss of life, or damage to property, (i) related to or arising in any matter whatsoever out of the condition of the Office or use or occupancy of the Office by Client, (ii) occurring in, to or about the Office or any part thereof, or in or about the common areas, including but not limited to, hallways, elevators, stairwells and parking lots in the Building, (iii) occasioned wholly or part by any act or omission of Client or Client's agents, contractors, employees, servants, concessionaires, invitees, licensees and customers or (iv) arising from Client's failure to comply with this Agreement or any laws, statutes, ordinances, codes or regulations. In the event COS shall be made a party to any litigation commenced by or against Client then Client shall defend and hold COS harmless and shall pay all costs, expenses and attorneys fees incurred or paid by COS in connection with such litigation.

17. Waiver. If COS allows any breach or variance of the terms in this Agreement, that will not constitute a waiver of its rights. No matter how many times COS allows the default or variance, or a variety of defaults or variances by Client or others, it may still, without advance notice, require strict adherence to this Agreement or prohibit future breaches or variances. Nothing will change the terms of the Agreement, or extend it, or add to it, unless in writing and signed by COS and Client.

Expiration of Office Services Agreement

18. Renewal. Each term of this Agreement will continue to automatically renew for successive terms, based on the same provisions and conditions stated herein with the exception that the monthly Contract Charges will increase by five percent (5%) over the rate of the previous term's monthly Contract Charges. Notwithstanding the previous sentence, this Agreement will not automatically renew at the end of the initial term or any successive term, if prior to sixty (60) days before the expiration of the initial term or any successive term, either party has given the other written notice of its intent not to renew.

19. Vacating. At the expiration or earlier termination of this Agreement, Client will promptly vacate the Office in the same condition as when first occupied by Client, normal wear and tear excepted, turn in its keys, and provide COS with a forwarding address and telephone number.

Default

20. Events of Default. The following are Events of Default:

a. Contract Charges being past due;
b. Variable Charges being past due;
c. Breach of any other term of this Agreement, but only if COS gives Client written notice of the breach, and Client fails to cure the breach within fifteen (15) days of delivery of the written notice.

21. Remedies. Upon an Event of Default, COS may choose any or all of the following remedies:

a. Terminate the Agreement;
b. Accelerate the Contract Charges reasonably discounted to present value, and demand all sums due immediately;
c. Take possession of all property in Client's Office or stored by Client in the Office and store it, at Client's expense, until taken in full or partial satisfaction of any lien or judgment;
d. Deny access to the Office by Client and deny use of any of the services; and
e. Any other remedies allowed by law.

22. Additional Charges Upon Default. Upon an Event of Default, Client will be liable for the following additional charges:

a. If any Contract or Variable Charges or any other amount owing hereunder are collected by or through an attorney, Client agrees to pay 15% thereof as attorney's fees, or actual reasonable attorney's fee incurred by COS, whichever is greater;
b. Time spent by any of COS's officers in efforts to collect unpaid charges, at the rate of $150.00 per hour;
c. Interest on unpaid sums at 18% per annum;
d. Any other costs incurred by COS as a result of the Event of Default.

23. Other Consequences of Default. Upon an Event of Default, COS may immediately cease providing Client with any or all services, including telecommunications services. If COS is able to move an existing client with less expensive office space into the Office(s) of the Client, then the Client will remain liable for the less expensive space until the expiration of this Agreement, but will not be liable for the rate here contracted.

Miscellaneous Provisions

24. COS's Agents. The only people who have authority to act for COS, and to bind COS, are Herbert H. Rudd, Bonnie Rudd, Julie Gudger and Kevin Rowell. Until and unless written notice is received from one of the above, no one else has any authority to act on behalf of COS.

25. Notices. Notice to the Client must be given at the address of the Office used by Client. Notice to COS must be given at 3355 Lenox Road, Suite 750, Atlanta, Georgia 30326. Any Notice required or permitted by this Agreement must be in writing and delivered by hand delivery or by certified mail to the recipient.

26. Ambiguities. Client has had an opportunity to read this Agreement and ask questions. If Client later asserts any ambiguities in the Agreement, those ambiguities will be interpreted in favor of COS.

27. Returned Check. If a check is returned for any reason at all, Client will pay an additional charge of $50.00 per returned check. If a check is returned, then, for the purposes of calculating late charges or events of default, it will be as if payment represented by the check had never been made.

28. Mail Handling after Contract Expiration. At the expiration or earlier termination of this Agreement, it is Client's responsibility to notify all persons of its new address. Mail will be forwarded by COS for a period of thirty (30) days, as long as Client has notified COS in writing of its new address. Client will pay all expenses of mail forwarding. Thereafter, unless there is a written agreement to the contrary, mail will be returned to sender.

29. Client acknowledges and understands that the rights and interest that COS has in the Office arise out of a written lease agreement between COS and its landlord (hereinafter referred to as the "Prime Lease"). As a result, Client is bound by the rights and obligations of COS under the Prime Lease, and is charged with every fact affecting the rights and obligations of COS under the Prime Lease. If the Prime Lease is terminated, this Agreement shall terminate simultaneously.

30. Client shall not use, store or dispose of, or permit the use, storage or disposal upon the Office of any hazardous, toxic or flammable materials, contaminants, oil, radio active or other material, removal of which is required or the maintenance of which is prohibited, regulated or penalized by any local, state or federal agency, authority, or governmental unit.

31. Client agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Client's occupancy and use of the Office.

32. If any part of this Agreement is construed by a court having jurisdiction as unenforceable, the remaining parts of the Agreement shall be in full force and effect as though any such unenforceable part or parts were not written into this Agreement.

ALL PARTIES HAVE READ THE ABOVE PAGES AND AGREE TO ALL TERMS AND PROVISONS

CROWNE OFFICE SUITES, INC. @ PEACHTREE CENTER Date 1.7.05

By [signature] Title V.P.

CLIENT: [signature] Date 1-7-05

By Chairman / CEO

OFFICE SUBLEASE AND SERVICES AGREEMENT

This Office Sublease and Services Agreement ("Agreement") is made between **CROWNE OFFICE SUITES, INC. @ Peachtree Center** ("COS") and Winsonic Digital Media Group, Ltd. ("Client"). The beginning date of this Agreement is December 22, 2004. If the beginning date is not the first day of the month, then the Contract Charges, as defined herein, will be pro-rated for the initial, partial month, but the Agreement term will be calculated from the first day of the following month. This Agreement is for a term of six (6) months (hereinafter referred to as the term). The initial term ends on June 30, 2005.

Office Package

1. Use of Office Space. During the term of this Agreement, Client may have the exclusive use of the office #407, 419 & 444 ("the Office") located at 235 Peachtree St Suite 400, Atlanta, GA 30303. Office #407, 419 & 444 is shown on the floor plan attached hereto as Exhibit A. COS may move Client to another office of similar size and with similar amenities, but COS will give Client thirty (30) days advance notice, and will pay all reasonable and necessary costs of the move. Client accepts the Office in its "as is" condition and Client acknowledges that no representations with respect to the condition thereof have been made by COS.

Monthly Charges

2. "Contract Charges". Client will pay to COS $2,890.00 per month as "Contract Charges" which include Office Rental, Furniture Rental and Telecommunications services as indicated below. The Contract Charges are payable monthly, in advance, and are due on the first day of the month without notice. If the Contract Charges are not paid by the 10th of the month, Client will pay a late fee of $50.00. Accepting a late payment of Contract Charges will not waive COS's right to declare a default the next time Contract Charges are late. If Contract Charges are not received by the 20th of the month, COS has the right to discontinue Telecommunications services without further notice and a reinstallation fee of $150.00 must be paid by Client. The Contract Charges include:

Office Rental:		$ 2,835.00
Furniture Rental:		$ Included
Telecommunications:		
3	Voice Lines w/ hunt/rollover	$ Included
1	Fax Lines	$ 55.00
3	Telephone Instruments	$ Included
3	Voice Mail Boxes	$ Included
3	Internet Access	$ Included
MONTHLY CONTRACT CHARGES:		$ 2,890.00

Concurrently with the execution this Agreement, Client will pay to COS the following fees:

Telecommunication Installation:	$ 390.00
Security Deposit:	$ 2,890.00
Subtotal:	$ 3,280.00

TOTAL AMOUNT DUE UPON EXECUTION $ 6,170.00

3. Security Deposit. Client has deposited with COS as security for the performance by Client of the terms of this Agreement a security deposit in the amount of $2,890.00. COS may use, apply or retain (without liability for interest) during the term, the whole or any part of the security deposit to the extent required for the payment of any Contract Charges or other sums as to which Client maybe in default hereunder or for any sums which COS may extend or any damage COS may suffer by reason of Client's default of this Agreement, including but not limited to, any damage incurred to the Office. Client acknowledges and agrees that COS may commingle the security deposit with COS's own funds without payment of any interest thereon and Client hereby waives the benefit of any law or governmental regulation requiring such security deposit to be held in escrow or in trust by COS. In the event Client shall fully and faithfully comply with all the terms, conditions, provisions and covenants of this Agreement, the security deposit will be returned to Client within 60 days after the expiration or earlier termination of this Agreement and after delivery of the Office to COS in accordance with the terms hereof.

4. Variable Charges. Variable Charges to Client for additional services, as posted from time to time, will be billed monthly and are payable on or before the 1st day of the following month. If the payment is not received by COS by the 10th of each month, Client will pay a late charge of 5% per month on Variable Charges. Accepting a late payment of Variable Charges will not waive COS's right to declare a default the next time that payment is late. Variable Charges include, but are not limited to long distance charges, IT services, secretarial services, copies, faxes and mail services.

5. Included Services. Subject to events beyond COS's control, COS will provide the following services to Client as part of the Office Rental referred to in paragraph 2:

Weekdays from 8:30 AM to 5:00 PM – except Holidays recognized under Georgia law:

a. Lobby receptionist
b. Telephone answering and 100 message units per month
c. Conference room and day office use (as scheduling permits)
d. Incoming mail and package handling
e. Daily janitorial services and all utilities
f. Complimentary Coffee

Available 24 hours a day – seven days a week:

g. Common reception area;
h. Kitchen facilities including refrigerator, microwave, vending soft drink and snack machines

Telecommunications Service Package

6. COS will make available to Client, a Telecommunications Services package which may consist of some combination of telephone numbers, lines, optional features such as call forwarding, conference calling, etc., voice mail, long distance, 800-service, calling cards, directory listing, and high-speed internet access. All components of the Telecommunications Services package including any telephone numbers used by Client will remain at all times the property of COS and Client will acquire no rights in the components beyond the termination or earlier expiration of this Agreement. In the event that any toll fraud is traceable to telecommunications services used by Client, Client will reimburse COS for all charges associated with the toll fraud. This may include, but is not limited to, unauthorized use of calling cards or telephone lines. COS clients who own a business telephone number are responsible for that telephone number, for forwarding and unforwarding of said number and for all advertising and directory listing of said number as it is the property of the client and not the responsibility of COS. COS provides only an internet protocol (IP) address or addresses, proper wiring to your internet jack or jacks to facilitate your access. COS does not provide firewall protection and each user is responsible for their own system software in setting up any predetermined or

subsequent user need for firewall protection. All changes to services must be arranged through COS and any moves, adds or changes to a current telephone number are subject to an administrative fee of $35.00 per change. Client agrees to hold COS harmless for any telecommunication services that is disrupted through no fault of COS. Client must notify COS in writing, at least ten days prior to placing any type of classified ads or taking any other action outside the normal course of Client's business which will result in increased phone calls and select one of the following payments options (failure of Client to select one of the payment options in writing will result in the first option being implemented and the Client being charged according to that option):

(1) Automated Answering: This includes the assignment of a specific telephone number to be used exclusively per action or per ad, which is forwarded to a voice mailbox. The fee for this service is $75.00 per ad, plus a $35.00 installation fee. Every time the ad renews an additional $75.00 charge will be due. Client will provide to COS in writing the term of each ad and any renewal provisions.

OR

(2) Personal answering: Includes a person to answer each call with a written scripted support provided and drafted by Client. The fee for this service is $200.00 per day.

Furniture and Office Equipment Package

7. All furniture and office equipment supplied to Client for its exclusive use will be returned to COS at the expiration or earlier termination of this Agreement in the same condition as first delivered to Client, normal wear and tear excepted. If any repairs become necessary, COS will cause the repairs to be made and, if repairs are necessitated by Client's or Client's representative's, agent's, employee's, invitee's, guest's or licensee's misuse, abuse or negligence, the repair charges will be billed to Client's account. Client is not authorized to order any repairs or to make any repairs itself.

Miscellaneous Restrictions Affecting Client

8. Use of Office. Client will use its Office exclusively for general office use. Client will not store or use anything which may create a fire or theft hazard, cause noise, create a smell, use abnormal amounts of electricity, create a nuisance, cause an increase in COS's insurance premiums or cancellation of its insurance or offend COS or other clients of COS. Client will not bring any animals into the Office. If the Client uses an impact or dot matrix printer, it will keep its office door closed during use. No smoking is allowed. Other than a personal computer, desktop printer, facsimile machine or small desktop appliances, Client will not bring any office equipment into the Office without written permission from COS.

9. Competing Services. Client will not sell or provide any goods or perform any services within the Office in competition with any of the services which COS provides under this Agreement, including, but not limited to secretarial and copying services, which are available at an additional cost to Client.

10. Alterations. Client will not make any alterations or modifications to its Office unless it obtains prior written approval from COS. Approval may be conditioned on (a) an agreement that improvements will remain the property of COS, even at the expiration or earlier termination of the Agreement; (b) Client making a deposit; (c) an agreement by Client that it will return the Office to its original condition when it vacates; or (d) some combination of these.

11. Sublease. Client may not sublease, assign or encumber this Agreement or the Office, furniture or telecommunications system used by it, unless Client receives written permission from COS.

12. Proselytizing COS's Employees. Client agrees that it will not for a period of one year after the expiration or earlier termination of this Agreement, solicit for employment or assist any other person or entity in employing or soliciting for employment any employee of COS with whom Client had substantial contact in the twelve months prior to the termination or earlier expiration of this Agreement.

Claims Against COS

13. Property Damage. COS is not liable for any damage to personal property owned by Client, its guests, customers, clients, invitees or visitors, unless the damage is caused by COS's own negligence, or that of its employees. **UNDER NO CIRCUMSTANCES IS COS LIABLE TO CLIENT FOR ANY PUNITIVE, CONSEQUENTIAL OR INCIDENTAL DAMAGES.**

14. Personal Injury. COS is not liable for personal injury suffered by Client, its guests, customers, clients, invitees or visitors, unless said personal injury is caused by COS's own negligence, or that of its employees. **UNDER NO CIRCUMSTANCES IS COS LIABLE TO CLIENT FOR ANY PUNITIVE, CONSEQUENTIAL OR INCIDENTAL DAMAGES.**

15. Conversion. If Client abandons the Office and leaves behind any personal property, files, or anything else, that property will be considered abandoned by Client. If Client defaults in the payment of sums due to COS, and COS changes the locks, removes Client's property, or otherwise denies access to Client, COS will not be guilty of conversion.

16. Indemnity. Client, during the term hereof and any period in which Client occupies or uses the Office, shall indemnify and save harmless COS and its agents, servants and employees from and against any and all claims and demands whether for injuries to persons or loss of life, or damage to property, (i) related to or arising in any matter whatsoever out of the condition of the Office or use or occupancy of the Office by Client, (ii) occurring in, to or about the Office or any part thereof, or in or about the common areas, including but not limited to, hallways, elevators, stairwells and parking lots in the Building, (iii) occasioned wholly or part by any act or omission of Client or Client's agents, contractors, employees, servants, concessionaires, invitees, licensees and customers or (iv) arising from Client's failure to comply with this Agreement or any laws, statutes, ordinances, codes or regulations. In the event COS shall be made a party to any litigation commenced by or against Client then Client shall defend and hold COS harmless and shall pay all costs, expenses and attorneys fees incurred or paid by COS in connection with such litigation.

17. Waiver. If COS allows any breach or variance of the terms in this Agreement, that will not constitute a waiver of its rights. No matter how many times COS allows the default or variance, or a variety of defaults or variances by Client or others, it may still, without advance notice, require strict adherence to this Agreement or prohibit future breaches or variances. Nothing will change the terms of the Agreement, or extend it, or add to it, unless in writing and signed by COS and Client.

Expiration of Office Services Agreement

18. Renewal. Each term of this Agreement will continue to automatically renew for successive terms, based on the same provisions and conditions stated herein with the exception that the monthly Contract Charges will increase by five percent (5%) over the rate of the previous term's monthly Contract Charges. Notwithstanding the previous sentence, this Agreement will not automatically renew at the end of the initial term or any successive term, if prior to sixty (60) days before the expiration of the initial term or any successive term, either party has given the other written notice of its intent not to renew.

19. Vacating. At the expiration or earlier termination of this Agreement, Client will promptly vacate the Office in the same condition as when first occupied by Client, normal wear and tear excepted, turn in its keys, and provide COS with a forwarding address and telephone number.

Default

20. Events of Default. The following are Events of Default:

a. Contract Charges being past due;
b. Variable Charges being past due;
c. Breach of any other term of this Agreement, but only if COS gives Client written notice of the breach, and Client fails to cure the breach within fifteen (15) days of delivery of the written notice.

21. Remedies. Upon an Event of Default, COS may choose any or all of the following remedies:

a. Terminate the Agreement;
b. Accelerate the Contract Charges reasonably discounted to present value, and demand all sums due immediately;
c. Take possession of all property in Client's Office or stored by Client in the Office and store it, at Client's expense, until taken in full or partial satisfaction of any lien or judgment;
d. Deny access to the Office by Client and deny use of any of the services; and
e. Any other remedies allowed by law.

22. Additional Charges Upon Default. Upon an Event of Default, Client will be liable for the following additional charges:

a. If any Contract or Variable Charges or any other amount owing hereunder are collected by or through an attorney, Client agrees to pay 15% thereof as attorney's fees, or actual reasonable attorney's fee incurred by COS, whichever is greater;
b. Time spent by any of COS's officers in efforts to collect unpaid charges, at the rate of $150.00 per hour;
c. Interest on unpaid sums at 18% per annum;
d. Any other costs incurred by COS as a result of the Event of Default.

23. Other Consequences of Default. Upon an Event of Default, COS may immediately cease providing Client with any or all services, including telecommunications services. If COS is able to move an existing client with less expensive office space into the Office(s) of the Client, then the Client will remain liable for the less expensive space until the expiration of this Agreement, but will not be liable for the rate here contracted.

Miscellaneous Provisions

24. COS's Agents. The only people who have authority to act for COS, and to bind COS, are Herbert H. Rudd, Bonnie Rudd, Julie Gudger and Kevin Rowell. Until and unless written notice is received from one of the above, no one else has any authority to act on behalf of COS.

25. Notices. Notice to the Client must be given at the address of the Office used by Client. Notice to COS must be given at 3355 Lenox Road, Suite 750, Atlanta, Georgia 30326. Any Notice required or permitted by this Agreement must be in writing and delivered by hand delivery or by certified mail to the recipient.

26. Ambiguities. Client has had an opportunity to read this Agreement and ask questions. If Client later asserts any ambiguities in the Agreement, those ambiguities will be interpreted in favor of COS.

27. Returned Check. If a check is returned for any reason at all, Client will pay an additional charge of $50.00 per returned check. If a check is returned, then, for the purposes of calculating late charges or events of default, it will be as if payment represented by the check had never been made.

28. Mail Handling after Contract Expiration. At the expiration or earlier termination of this Agreement, it is Client's responsibility to notify all persons of its new address. Mail will be forwarded by COS for a period of thirty (30) days, as long as Client has notified COS in writing of its new address. Client will pay all expenses of mail forwarding. Thereafter, unless there is a written agreement to the contrary, mail will be returned to sender.

29. Client acknowledges and understands that the rights and interest that COS has in the Office arise out of a written lease agreement between COS and its landlord (hereinafter referred to as the "Prime Lease"). As a result, Client is bound by the rights and obligations of COS under the Prime Lease, and is charged with every fact affecting the rights and obligations of COS under the Prime Lease. If the Prime Lease is terminated, this Agreement shall terminate simultaneously.

30. Client shall not use, store or dispose of, or permit the use, storage or disposal upon the Office of any hazardous, toxic or flammable materials, contaminants, oil, radio active or other material, removal of which is required or the maintenance of which is prohibited, regulated or penalized by any local, state or federal agency, authority, or governmental unit.

31. Client agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Client's occupancy and use of the Office.

32. If any part of this Agreement is construed by a court having jurisdiction as unenforceable, the remaining parts of the Agreement shall be in full force and effect as though any such unenforceable part or parts were not written into this Agreement.

ALL PARTIES HAVE READ THE ABOVE PAGES AND AGREE TO ALL TERMS AND PROVISONS

CROWNE OFFICE SUITES, INC. @ PEACHTREE CENTER Date 12.22.04

By ______________________ Title VP

CLIENT: WinSonic Digital Media Group Date 12-22-04

By ______________________